UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               Form 8-K

                            CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


            Date of Report (Date of earliest event reported): July 9, 2003
                                                              ------------

                  CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                  ----------------------------------------------
                (Exact Name of registrant specified in its charter)
     (On behalf of the Chase USA Master Trust f/k/a the Providian Master Trust)



United States                    000-22305                     22-2382028
-------------                    ---------                     ----------
(State or other           (Commission File Number)            (I.R.S. employer
Jurisdiction of                                              Identification No.)
Incorporation)

                     White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                  (Address of principal executive offices)


     Registrant's telephone number, including area code:  (302) 575-5000.

Item 5.  Other Events
         ------------
          On July 9, 2003, Chase Manhattan Bank USA, National Association ("Chase USA") executed the Second Amendment (the "Second Amendment") to the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1993 and amended and restated as February 5, 2002, by and among Card Acquisition Funding LLC, as Transferor, Chase USA, as Servicer, and The Bank of New York, as Trustee. Chase USA executed the Second Amendment upon receiving letters from Standard & Poor's Ratings Group, Moody's Investors Services, Inc. and Fitch Ratings, which confirmed that the execution of the Second Amendment would not result in a reduction or withdrawal of the rating on any class or series of investor certificates issued by the Chase USA Master Trust.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits
         -----------------------------------------------------------------

         Exhibits

         4.1 First Amendment, dated as of March 14, 2003, to the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1993 and amended and restated as February 5, 2002, by and among Card Acquisition Funding LLC, as Transferor, Chase USA, as Servicer, and The Bank of New York, as Trustee.


         4.2 Second Amendment, dated as of July 9, 2003, to the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1993 and amended and restated as February 5, 2002, by and among Card Acquisition Funding LLC, as Transferor, Chase USA, as Servicer, and The Bank of New York, as Trustee.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHASE MANHATTAN BANK USA,
                                             NATIONAL ASSOCIATION



                                             By:/s/ Patricia Garvey
                                                _____________________
                                                Name:  Patricia Garvey
                                                Title:  Vice President



Date: July 15, 2003

                                   INDEX TO EXHIBITS
                                   -----------------


Exhibit Number               Exhibit
--------------               -------

4.1 First Amendment, dated as of March 14, 2003, to the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1993 and amended and restated as February 5, 2002, by and among Card Acquisition Funding LLC, as Transferor, Chase USA, as Servicer, and The Bank of New York, as Trustee.

4.2 Second Amendment, dated as of July 9, 2003, to the Amended and Restated Pooling and Servicing Agreement, dated as of June 1, 1993 and amended and restated as February 5, 2002, by and among Card Acquisition Funding LLC, as Transferor, Chase USA, as Servicer, and The Bank of New York, as Trustee.